EXHIBIT (17)(a)

                                   PROXY CARD






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                            VOTING INSTRUCTIONS CARD

         Instructions to Policyholder/Contractowner for Voting Shares of

                          The Phoenix Edge Series Fund

     These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

     o  Through the Internet, at www.proxyweb.com;

     o By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;

     o  By mail, using this Voting Instructions Card and postage-paid envelope;
        or

     o  In person, at the Special Meeting.

     We encourage you to vote by Internet or telephone. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement before you vote. If you vote via web or telephone, you need not return the instruction card by mail.

     PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

     The undersigned, being the owner of a variable life insurance policy ("Policyholder") or variable annuity contract ("Contractowner") issued by Phoenix Life Insurance Company or one of its subsidiaries (together, "Phoenix"), hereby instructs Phoenix to cause the shares of the Phoenix Strategic Theme Series, a series of The Phoenix Edge Series Fund ("Fund"), allocable to Policyholder's or Contractowner's account identified on this Voting Instructions Card, to be voted at the Special Meeting of Shareholders of the Fund to be held on October 5, 2006 at One American Row, Hartford, Connecticut and at any and all adjournments or postponements thereof, in the manner directed on the reverse with respect to the matters described in the notice and accompanying Proxy Statement for said meeting which have been received by the undersigned.

     The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" THE PROPOSALS. If you do not vote or this Voting Instructions Card is not returned properly executed, your votes will be cast by Phoenix on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions.




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     THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING
SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND WHO RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

Please fill in box(es) as shown using black or blue ink or No. 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [x]

NAME OF SERIES:  Phoenix Strategic Theme Series
                 ------------------------------

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                                                      FOR     AGAINST    ABSTAIN
--------------------------------------------------------------------------------
Proposal 1:
-----------

REORGANIZATION OF FUND                                [ ]       [ ]        [ ]

TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE
AGREEMENT AND PLAN OF REORGANIZATION, DATED
October 5, 2006, AND THE TRANSACTIONS IT
CONTEMPLATES, INCLUDING (a) THE TRANSFER OF ALL OF
THE ASSETS OF THE PHOENIX STRATEGIC THEME SERIES
TO THE PHOENIX-MID-CAP GROWTH SERIES, ANOTHER
SERIES OF THE PHOENIX EDGE SERIES FUND, IN
EXCHANGE SOLELY FOR SHARES OF THE PHOENIX-MID-CAP
GROWTH SERIES AND THE ASSUMPTION BY THE
PHOENIX-MID-CAP GROWTH SERIES OF ALL LIABILITIES
OF THE PHOENIX STRATEGIC THEME SERIES, AND (b) THE
DISTRIBUTION OF THE SHARES OF THE PHOENIX MID-CAP
GROWTH SERIES SO RECEIVED TO SHAREHOLDERS OF THE
PHOENIX STRATEGIC THEME SERIES IN COMPLETE
LIQUIDATION OF THE PHOENIX STRATEGIC THEME SERIES.

--------------------------------------------------------------------------------
Proposal 2:
-----------

TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY    [ ]       [ ]        [ ]
PROPERLY COME BEFORE THE MEETING AND ANY
ADJOURNMENTS THEREOF.

--------------------------------------------------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

------------------------------------      --------------------------------------
Signature of Participant   Date           Signature of Joint Owner(s)    Date

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL PARTICIPANTS SHOULD SIGN THIS VOTING INSTRUCTION; BUT IF ONE PARTICIPANT SIGNS, THIS SIGNATURE BINDS THE OTHER PARTICIPANT(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

                          THE PHOENIX EDGE SERIES FUND

     These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

     o  Through the Internet, at www.proxyweb.com

     o By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;

     o  By mail, using this Card and postage-paid envelope; or

     o  In person, at the Special Meeting.

     We encourage you to vote by Internet or telephone, using the control number that appears at left. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement before you vote.

     PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

     The undersigned shareholder of Phoenix Strategic Theme Series, a series of The Phoenix Edge Series Fund (the "Fund") hereby appoints Kathleen A. McGah and Philip K. Polkinghorn and any and each of them, proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on October 5, 2006 at One American Row, Hartford, Connecticut, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any and all adjournments or postponements thereof, with respect to all shares of the Fund for which the undersigned is entitled to vote or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present voting with respect to the specific matters set forth on the reverse. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.


















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     THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND WHO
RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

     SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION, THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE BY VOTING SHARES REPRESENTED BY THIS PROXY IN FAVOR OF EACH OF THE PROPOSALS.

Please fill in box(es) as shown using black or blue ink or No. 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [x]


NAME OF SERIES:  Phoenix Strategic Theme Series

--------------------------------------------------------------------------------
                                                      FOR     AGAINST    ABSTAIN
--------------------------------------------------------------------------------
PROPOSAL 1:
-----------

REORGANIZATION OF FUND                                [ ]       [ ]        [ ]

TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE
AGREEMENT AND PLAN OF REORGANIZATION, DATED
October 5, 2006, AND THE TRANSACTIONS IT
CONTEMPLATES, INCLUDING (a) THE TRANSFER OF ALL OF
THE ASSETS OF THE PHOENIX STRATEGIC THEME SERIES
TO THE PHOENIX MID-CAP GROWTH SERIES, ANOTHER
SERIES OF THE PHOENIX EDGE SERIES FUND, IN
EXCHANGE SOLELY FOR SHARES OF THE PHOENIX MID-CAP
GROWTH SERIES AND THE ASSUMPTION BY THE PHOENIX
MID-CAP GROWTH SERIES OF ALL LIABILITIES OF THE
PHOENIX STRATEGIC THEME SERIES, AND (b) THE
DISTRIBUTION OF THE SHARES OF THE PHOENIX MID-CAP
GROWTH SERIES SO RECEIVED TO SHAREHOLDERS OF THE
PHOENIX STRATEGIC THEME SERIES IN COMPLETE
LIQUIDATION OF THE PHOENIX STRATEGIC THEME SERIES.

--------------------------------------------------------------------------------
PROPOSAL 2:
-----------

TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY    [ ]       [ ]        [ ]
PROPERLY COME BEFORE THE MEETING AND ANY
ADJOURNMENTS THEREOF.

--------------------------------------------------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

------------------------------------      --------------------------------------
Signature of Participant   Date           Signature of Joint Owner(s)    Date



PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.